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The right way to bank

in the Greater Pocono & Lehigh Valley Regions

ESSA Bancorp

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Certain statements contained herein are “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934.  Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may”, “will”, “believe”,
“expect”, “estimate”, “anticipate”, “continue”, or similar terms or variations on those terms, or the negative of those terms.  Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which ESSA Bancorp, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.  The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  The Company wishes to advise readers that the factors listed above could affect the company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.  The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated event.
Forward Looking Statements

ESSA Bancorp
2012 In Review
Focusing on First Bank Acquisition as a Public Company
• First Star Bank acquisition, which closed July 31, 2012,  greatly expanded scope & reach in the Lehigh Valley with 9 new branches
• Total assets increased 30%  to approximately $1.4 billion in 2012 compared to $1.1 billion in 2011
• Loans increased 29% to approximately $950 million in 2012
compared to $738 million in 2011
o
Originated $157 million in loans
o
Modified additional $70 million in loans
• Deposits increased 56% to approximately $996 million in 2012 compared to $638 million in 2011

We continue to closely monitor risk management parameters in this challenging economic environment.
• Credit Quality –
o
Utilize our time honored underwriting guidelines
o
Work with customers needing assistance
• Interest Rate Risk – Limit exposure to long-term, fixed rate credits in anticipation of interest rates rising
• Capital Management
o
Dividends – We continue to distribute quarterly dividends to our stockholders (our 19
th
consecutive dividend was paid on
12/31/12).
o
Stock Repurchases – ESSA has completed four stock
repurchase programs and has started a fifth buyback for
another 10% of our shares, or 1.3 million
o
Mergers & Acquisitions

Upon the acquisition of First Star Bank, management moved
quickly to integrate the operation with ESSA.
• Immediately began to upgrade branch facilities internally and externally
o
New ESSA technology
o
New ESSA signage
o
ESSA marketing materials - enhancing our visibility and creating a more welcoming environment for customers and employees
o
Integration of systems to build efficiencies
• The acquisition of First Star was immediately beneficial to ESSA’s financial outlook
o
Lower dilution than anticipated, decreasing the payback period to less than 2 years
o
Reduced First Star’s expenses by over 30%
o
Retired high interest junior subordinated and FHLB debt that we expect will generate meaningful savings for the combined
company going forward

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Total Assets (in $ thousands) 993,482 1,042,119 1,071,997 1,097,480 1,418,786 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 9/30/08 9/30/09 9/30/10 9/30/11 9/30/12

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Total Loans (in $ thousands) 706,890 733,580 730,842 738,619 950,355 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 9/30/08 9/30/09 9/30/10 9/30/11 9/30/12

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Commercial & Municipal Loans (in $ thousands) 81,355 84,340 94,488 119,997 206,746 0 50,000 100,000 150,000 200,000 250,000 9/30/08 9/30/09 9/30/10 9/30/11 9/30/12

MOUNT POCONO MOUNTAINHOME BRODHEADSVILLE EAST STROUDSBURG ALLENTOWN BATH

BETHLEHEM NAZARETH SCHNECKSVILLE WIND GAP PALMER PEN ARGYL

NEW TRIPOLI ALBURTIS MOUNT POCONO MOUNTAINHOME BRODHEADSVILLE WIND GAP

BLAKESLEE STROUDSBURG BUSHKILL MARSHALLS CREEK TANNERSVILLE

Total Deposits (in $ thousands) 370,529 408,855 540,410 637,924 995,634 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 9/30/08 9/30/09 9/30/10 9/30/11 9/30/12

Mount Pocono Mountainhome Brodheadsville East Stroudsburg Allentown Bath

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,077
6,556
4,512
5,258
215
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12

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Net Income (in $ thousands)
The Bank’s earnings in 2012 reflect expenses related to the acquisition and also payoff of
wholesale borrowings.   These borrowings were paid off when the Federal Reserve Bank announced details of their third quantitative easing program, or QE3, in September 2012;
signaling that lower interest rates would continue for an extended period of time.
The acquisition expenses were well within what we anticipated and are detailed in our regulatory reporting and shareholder communications.

MOUNT POCONO MOUNTAINHOME BRODHEADSVILLE EAST STROUDSBURG ALLENTOWN BATH

BETHLEHEM NAZARETH SCHNECKSVILLE WIND GAP PALMER PEN ARGYL

NEW TRIPOLI ALBURTIS MOUNT POCONO MOUNTAINHOME BRODHEADSVILLE WIND GAP

BLAKESLEE STROUDSBURG BUSHKILL MARSHALLS CREEK TANNERSVILLE

Stockholders’ Equity (in $ thousands) 200.1 185.5 171.6 161.7 175.4 0 50 100 150 200 250 2008 2009 2010 2011 2012

MOUNT POCONO MOUNTAINHOME BRODHEADSVILLE EAST STROUDSBURG ALLENTOWN BATH

140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
04/04/07
09/30/07
09/30/08
09/30/09
09/30/10
09/30/11
09/30/12
ESSA Bancorp, Inc.
SNL Thrift Index
Russell 2000

BETHLEHEM NAZARETH SCHNECKSVILLE WIND GAP PALMER PEN ARGYL

NEW TRIPOLI ALBURTIS MOUNT POCONO MOUNTAINHOME BRODHEADSVILLE WIND GAP

BLAKESLEE STROUDSBURG BUSHKILL MARSHALLS CREEK TANNERSVILLE

Total Stock Return Performance Source: SNL Financial LC, Charlottesville, NC

MOUNT POCONO MOUNTAINHOME BRODHEADSVILLE EAST STROUDSBURG ALLENTOWN BATH

ESSA Bancorp, Inc. - Price Change (%)
ESSA (+16.34%)
SNL U.S. Thrift (+16.55%)
Price Change (%)
20
15
10
5
0
-5
Mar 2012
May 2012
Jul 2012
Sep 2012
Nov 2012
Jan 2013

NEW TRIPOLI ALBURTIS MOUNT POCONO MOUNTAINHOME BRODHEADSVILLE WIND GAP
BLAKESLEE STROUDSBURG BUSHKILL MARSHALLS CREEK TANNERSVILLE
BETHLEHEM NAZARETH SCHNECKSVILLE WIND GAP PALMER PEN ARGYL

Stock Price Performance Source: SNL Financial LC, Charlottesville, NC

ESSA Institutional Shareholder Activity 2012
ESSA became a growth and accelerated earnings story
• Even with change in orientation from a “value play” to a long-term
“growth play,” stock price kept pace with bank index
• New growth investors have bought into the stock
• Many committed value investors maintained positions in ESSA
• Some value and deep value investors exited as ESSA no longer met investing model
• Net-net, buys and sells balanced out
• Ended FY 1Q 2013 with more institutional shareholders and a more diverse institutional shareholder mix than ever
• Daily trading volume/liquidity very strong

Mount Pocono Mountainhome Brodheadsville East Stroudsburg Allentown Bath
Bethlehem Nazareth Schnecksville Wind Gap Palmer Pen Argyl
New tripoli Alburtis Mount Pocono Mountainhome Brodheadsville Wind Gap
Blakeslee Stroudsburg Bushkill Marshalls Creek Tannersville

The Right Way to Bank encompasses all aspects of ESSA’s culture. By continually doing the “right thing” again and again, we remain a relevant, strong financial institution that will weather the challenges of our industry.
• We remain a Safe, Sound, and Secure Institution
We are well capitalized - Tier 1 Capital Leverage Ratio of 11.1%
Non-performing assets/assets 1.92%
Low Texas Ratio of 16.47% (MRQ)
• We are well positioned to enhance the Bank’s value
Our asset growth is generating higher revenues, accounting for an increase in earnings per share
Geographic growth into the Lehigh Valley presents new opportunities
Offering a full range of retail and business products/services
Traditional Banking Products & Services
Asset Management & Trust Services
Investment Services
Advisory Services
Talented team of employees provide high level of personal service, attention, and professionalism
Investment in systems to support a larger entity